SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 1, 1999




                          LIFESTREAM TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                       0-29058                  82-0487965
            ------                       -------                  ----------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
        incorporation)                                       Identification No.)

              510 CLEARWATER LOOP, SUITE 101, POST FALLS, ID 83854
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       (Registrant's telephone number, including area code) (208) 457-9409



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

         (a) Acquisition OF SECURED INTERACTIVE TECHNOLOGIES, INC. On September 1, 1999, Lifestream Technologies, Inc. (the "Company") completed the acquisition, for the consideration described below, of Secured Interactive Technologies, Inc., the developer of the PrivalinkTM System, a suite of secure Internet medical software and information services for healthcare data management of personal medical records. The Company previously owned approximately a 20% minority interest in Secured Interactive Technologies, Inc.

         The Company financed the entire acquisition by effectuating a merger whereby the stockholders of Secured Interactive Technologies, Inc. received one share of the Company's common stock for each share of Secured Interactive Technologies, Inc. common stock owned by such stockholder. The consideration paid was determined by arm's-length negotiations.

         The foregoing description is qualified in its entirety by reference to the Agreement and Plan of Merger by and among Lifestream Technologies, Inc., Secured Interactive Technologies, Inc. and the Stockholders of Secured Interactive Technologies, Inc. dated June 24, 1999.

         (b) Assets constituting plant, equipment or other physical property acquired by the Company pursuant to the foregoing were used by Secured Interactive Technologies, Inc. in the design and development of the PrivalinkTM System. The Company currently intends to use substantially all these assets in the same manner in which they were used prior to the Company's acquisition of Secured Interactive Technologies, Inc.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXIBITS
-------  -----------------------------------------------------------------

(a) Financial Statements of Businesses Acquired. Financial statements are not required per Rule 3-05(b) of Regulation S-X.

(b) Pro Forma Financial Information. Pro Forma Financial Information is not required per Rule 3-05(b) of Regulation S-X.

(c)      Exhibits.

Exhibit Number             Description
--------------             -----------

2.1     Agreement and Plan of Merger by and among Lifestream
        Technologies, Inc., Secured Interactive Technologies, Inc. and the Stockholders of Secured Interactive Technologies, Inc. dated June 24, 1999.

99.1    Form of Press Release issued by the Company on July 14, 1999.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LIFESTREAM TECHNOLOGIES, INC.



Date: September 15, 1999                     By: /s/Christopher Maus
                                                --------------------------------
                                                Christopher Maus
                                                Chief Executive Officer